Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Left Behind Games Inc. a California limited liability company (the “Company”) on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission (the “Report”) I, Troy Lyndon, Chief Executive Officer (Principal Executive Officer) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

a.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

b.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Troy Lyndon
Troy Lyndon, President and Chief Executive Officer
(Principal Executive Officer)

Dated November 14, 2006